UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2010

EcoReady Corporation
(Exact Name of Registrant as specified in charter)

Florida	000-52910	65-0736042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

555 Winderley Place, Suite 300 Orlando, FL 32751
(Address of Principal Executive Offices)

(407) 571-6846
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 15, 2010, Centracan Incorporated (the “Company”) filed an amendment to its articles of incorporation with the Secretary of State of the State of Florida to (i) change the Company’s corporate name to “EcoReady Corporation” and (ii) increase the Company’s authorized common stock to 150,000,000 shares, par value $0.001 per share.

On October 22, 2010, the Secretary of State of the State of Florida accepted such amendment, a copy of which is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation of Centracan Incorporated, as accepted by the Secretary of State of the State of Florida on October 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOREADY CORPORATION

Dated: October 27, 2010	By:	/s/ Boris Rubizhevsky
Boris Rubizhevsky
Chief Executive Officer